Federated Investors
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.

ANNUAL REPORT

October 31, 2000

Established 1934

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

John F. Donahue

President

Federated Stock and Bond Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the Annual Report for Federated Stock and Bond Fund, Inc. This balanced fund had its origins in the Income Foundation Fund, which was created in 1934. For over six decades, the fund has maintained a balanced position with high-quality common stocks and various types of bonds--both U.S. government and corporate issues. Stocks are selected for capital appreciation, and the bonds are selected for income. Currently, 54.0% of the fund's assets are in stocks, 25.7% are in bonds and 19.1% invested in other mutual funds. At the end of the 12-month reporting period, the fund's $245.1 million portfolio was diversified across 135 equity and 99 debt securities, and served 6,815 shareholders.

This report covers the 12-month reporting period from November 1, 1999 through October 31, 2000. It begins with an interview with equity manager John Harris, Vice President, who co-manages the fund with bond manager Joseph Balestrino, Senior Vice President, both of Federated Investment Management Company. Following their discussion, detailing both the stock and bond markets and the fund's strategies, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's stock and bond holdings, and third is the publication of the fund's financial statements.

Please review this report and the fund's stock and bond holdings. Most of the holdings are easy to recognize as they provide goods and services that impact our lives daily, for example: Sun Microsystems, Bristol-Myers Squibb Co., Allstate Corp. and Abbott Laboratories.

The stock and bond markets in the year 2000 demonstrated to investors that there are risks and rewards in diversification. Stocks were halted in their ascent to exorbitant levels, and bonds produced income as they have always done. "Balancing" portfolios and shifting allocations are back in fashion. Individuals and institutions that invested 100% in stocks have seen the value of holding a balanced investment. The fund's balanced approach has served shareholders well since the fund began operation, as the following total returns, based on net asset value, indicate.1

Class A Shares (since December 31, 1968), 8.87%;

Class B Shares (since August 30, 1996), 11.40%;

Class C Shares (since April 19, 1993), 9.94%.

During the fund's fiscal year, stocks experienced significant volatility, and the return on high-quality bonds began a healthy upward trend. During the 12-month reporting period, the fund produced competitive returns and its net asset value increased modestly. Individual share class total return performance for the 12-month reporting period, including income distributions and realized gains, follows.2

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	5.79%	$0.540	$0.417	$18.71 to $18.78 = 0.37%
Class B Shares	5.02%	$0.406	$0.417	$18.68 to $18.75 = 0.37%
Class C Shares	5.04%	$0.407	$0.417	$18.63 to $18.70 = 0.38%

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. You can easily increase your participation in the performance potential of this diversified stock and bond portfolio by reinvesting your quarterly dividends automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

John F. Donahue

John F. Donahue
President
December 15, 2000

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns since the fund began operation through October 31, 2000 for the fund's Class A, B and C Shares, based on offering price (i.e., less any applicable sales charge), were 8.68%, 11.06% and 9.94%, respectively.

2 The fund's total returns for the reporting period for Class A, B and C Shares, based on offering price (i.e., less any applicable sales charge), were (0.03%), (0.48%) and 4.04%, respectively.

John Harris

Vice President

Federated Investment Management
Company

Joseph Balestrino

Senior Vice President

Federated Investment Management
Company

Investment Review

What are your comments on the stock and bond markets over the fund's fiscal year?

STOCKS

Overall the fund's fiscal year was a period of positive performance for stocks, as the Standard and Poor's 500 Index ("S&P 500") returned 6.8%.1 However, this performance was delivered in a year in which returns for individual sectors varied considerably. The year began with a strong rally in technology stocks that was followed by steep price declines. From its peak on March 10, 2000, the Nasdaq Composite Index ("Nasdaq") declined 39.1% to its low on October 12, 2000.2 During the latter portion of the year, leadership shifted to sectors normally favored by "value" style managers, such as the finance and utility sectors.

The transition from a market enamored with New Economy "growth" stocks to the more realistic expectations that exist today has resulted largely from the slowing growth rate of the U.S. economy and declining forecasts of future earnings growth for many of the market favorites. Since many of these favorites were priced for perfection, the adoption of more realistic expectations has often been followed by steep price declines. In an age of instant information, single day declines of 20% or more have become commonplace.

Starting in July, market leadership turned to the more traditional value sectors. For example, the utility and financial sectors were the best performing sectors in the last four months of the reporting period. These interest-sensitive sectors benefited from the decline in bond yields during the reporting period. Value style managers also benefited from lower exposure to some of the worst performing sectors which included technology and communication services stocks.

1 The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, finance and public utilities. Investments cannot be made in an index.

2 The Nasdaq Composite Index is an unmanaged index that measures all domestic and non-U.S. based common stocks listed on the Nasdaq stock market. Investments cannot be made in an index.

BONDS

The U.S. economy appears to be in a transition from booming growth to a growth slowdown. The main drivers of the slowdown: the four interest rate increases we have had in the past year; continuing pressure on corporate earnings; a correction in technology stocks; and a significant increase in the price of oil.

The transformation of the American economy through enhanced business efficiency--due in large part to technology driven gains in productivity--is beneficial to bonds because business efficiency promotes disinflation. From a secular point of view, we see a bull market for financial assets continuing with lower lows in both interest rates and inflation.

Ten plus years into the business cycle, it is fair to say we are in the latter stages of the current business cycle, or at least much closer to the end than the beginning. In a business cycle context, every asset class has its day in the sun when it outperforms all others. Historically, the sun generally shines on high-quality bonds at the very end of the cycle and in the first year or two of the next cycle.

For the 12-month reporting period, the bond market, as represented by the Lehman Brothers Government/Corporate Total Bond Index,3 produced a 7.13% total return. In terms of relative fixed-income sector performance, many spread sector securities outperformed pure U.S. Treasury securities and generated attractive total returns. Included among the better performing sectors were mortgage-backed and asset-backed issues.

Indeed, during the third quarter and throughout October 2000, the higher quality spread sector products continued to be in vogue. This was due to investors favoring higher quality securities, as worries of lower corporate profits were reinforced by a sharp decline in equity prices. We expect to remain positive on the spread sectors and view high-quality corporate securities as offering the best values.

How did the fund perform during the 12-month reporting period?

As of October 31, 2000, the fund's Class A, B and C Shares produced one-year total returns of 5.79%, 5.02% and 5.04%, respectively, based on net asset value.4 These returns were less than the 7.88% total return of the Lipper Balanced Funds Average.5

3 Lehman Brothers Government/Corporate Total Bond Index is an unmanaged index of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; publicly issued, fixed-rate, non-convertible, domestic bonds of companies in industry, public utilities, and finance. Investments cannot be made in an index.

4 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B and C Shares, based on offering price (i.e., less any applicable sales charge), were (0.03%), (0.48%) and 4.04%, respectively.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

The fund continued to show solid, long-term results. For example, the fund's average annual total returns, based on net asset value, for Class A Shares for the 5-year and 10-year periods ended October 31, 2000 were 11.78% and 11.88%, respectively.6

What is your current strategy for selecting stocks?

Our strategy in managing the fund has remained consistent over the past year. We continued to add names to the portfolio that looked attractive on our valuation disciplines and had favorable fundamentals (such as Cendant; 0.4% of net assets and Kerr-McKee Corp.; 0.4% of net assets), while eliminating those names with diminishing prospects or unattractive valuations such as K-Mart Corp. and Hasbro, Inc. This strategy proved beneficial in the latter part of the reporting period.

Effective November 1, 2000, fund management was given greater latitude in its style of management, for example, restrictions against purchasing growth stocks were removed. In the future, the performance in the equity portion of the fund should more closely mirror the broader market.

What were some of the fund's recent stock purchases?

Recent stock additions included the following companies:

Cendant Corp. (0.7% of stock portfolio): Cendant is the world's leading franchiser of hotels and real estate brokerage offices. The stock's price appeared attractive on our valuation disciplines, and the problems of two years ago have been resolved. Cendant's management team is focused on creating shareholder value.

Kerr-McGee Corp. (0.7% of stock portfolio): In July, we purchased this leading exploration and energy production company. Trading at less than nine times earnings with very positive earnings visibility, this misunderstood name helped us build our exposure in the energy sector.

PNC Financial Services Group. (1.8% of stock portfolio): We purchased PNC when it was trading at nine times this year's earnings. Company fundamentals are improving, and the company is transforming itself into a high fee income bank, but with the valuation of a spread income bank. This valuation gap, compared to other high-quality peers, will close as investors understand the transformation going on at the company.

TRW, Inc. (0.7% of stock portfolio): We acquired TRW after they had been unjustly beaten down with other auto parts suppliers. We believe the company's investments in technology, specifically telecommunications and Internet security, are sources of hidden value.

6 Total returns for the fund's Class A Shares, based on offering price (i.e., less any applicable sales charge), for the 5-year and 10-year period ended October 31, 2000 were 10.52% and 11.25%, respectively.

With respect to the fund's bond holdings, did you make any adjustments to the fund's duration and quality?

Very little adjustment was made relative to the duration target, while we maintained a modestly positive bond market outlook, and thus a slightly longer average maturity target. In terms of quality, the average bond quality composition was significantly increased over the past year given a much slower growth environment. In particular, a majority of the high-yield bond position was eliminated, thus removing the risk of underperformance in the high-yield sector.

What were the fund's top ten holdings as of October 31, 2000, and what was the fund's diversification by industry and quality?

The top holdings and sector weightings were as follows:

STOCKS

Name	Percentage of Stock Portfolio
Sun Microsystems, Inc.	2.2%
Verizon Communications	2.2%
Morgan Stanley, Dean Witter, Discover & Co.	2.0%
Bristol-Myers Squibb Co.	2.0%
Tyco International, Ltd.	1.9%
PNC Financial Services Group	1.8%
First Data Corp.	1.8%
Baxter International, Inc.	1.7%
Abbott Laboratories	1.7%
Allstate Corp.	1.7%
TOTAL	19.0%

Sector	Percentage of Stock Portfolio	Percentage of S&P 500 Index
Finance	21.5%	15.7%
Technology	14.6%	28.0%
Consumer Staples	11.6%	10.8%
Health Care	11.1%	11.9%
Energy	10.0%	5.8%
Capital Goods	9.0%	8.8%
Consumer Cyclicals	6.9%	6.7%
Utilities	6.6%	3.3%
Communication Services	3.8%	6.5%
Basic Materials	3.0%	2.0%
Transportation	1.1%	0.6%

BONDS

Security Name/Coupon/Maturity	Percentage of Bond Portfolio
U.S. Treasury Note, 5.875% due 11/15/2004	6.04%
U.S. Treasury Note, 5.250% due 05/15/2004	4.45%
U.S. Treasury Note, 5.625% due 05/15/2008	3.62%
U.S. Treasury Note, 7.875% due 11/15/2004	2.38%
Federal Home Loan Mortgage Corp., 5.75% due 04/15/2008	1.37%
Unisys Corp, 11.75% due 10/15/2004	1.21%
Husky Oil Ltd., 7.125% due 11/15/2004	1.18%
U.S. Treasury Bond, 11.625%, due 11/15/2004	1.16%
125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029	1.14%
News America Holdings, 10.125%, 10/15/2012	1.05%
TOTAL	23.60%

Credit Quality	Percentage of Bond Portfolio
AAA	63.46%
AA	0.70%
A	12.24%
BBB	18.67%
BB	2.69%
B	2.14%
CCC	0.10%

What is your outlook for stocks and bonds for 2001?

STOCKS

Although the U.S. economy is clearly slowing, the likelihood of a recession with a bear market still seems fairly low. The most likely outcome is slower, but still reasonable growth by historical standards. Slower growth improves the outlook for inflation, but inflationary pressures such as the tight job markets remain. In this environment, further interest rate increases by the Federal Reserve Board seem unlikely.

Most stock indexes have declined in 2000, with the Nasdaq the most volatile. What the lower stock price may be telling us is slower growth for the U.S. economy, especially in the fourth quarter of 2000 and first quarter of 2001, and returns for stocks are likely to be more in line with historical norms than with the spectacular returns of recent years.

With slower economic growth, fundamentals and valuation have become more important factors. While this bodes well for the broader market, it is not clear what the future holds for the technology sector. Although these stocks have experienced significant price declines, valuations remain higher than for the broader market. Higher valuations may be warranted for some of these companies due to the superior long-term growth potential; however, the near-term outlook remains uncertain.

BONDS

We are now in a situation in U.S. high-quality bonds where the fundamentals are falling into place. The U.S. economy's growth slowdown is good fundamentally for bonds, and to the extent that foreign currencies continue to depreciate in value versus the U.S. dollar, we could see a safe haven position that could result in U.S. bond yields falling lower and bond prices going up. That's good news for bond investors as we turn the corner into a new year.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $32,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $452,250 on 10/31/00. You would have earned an 8.68%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (0.43%), 10.18% and 10.97%, respectively. Class B Shares' average annual 1-year and since-inception (8/30/96) total returns were (0.93%) and 10.81%, respectively. Class C Shares' average annual 1-year, 5-year and since-inception (4/19/93) total returns were 3.64%, 10.59%, and 9.80%, respectively.2

1 Total return represents the change in the value of an investment after investing all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charge for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 31 years (reinvesting all dividends and capital gains) grew to $241,164.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $32,000, but your account would have reached a total value of $241,1641 by 10/31/00. You would have earned an average annual total return of 10.48%.

A practical investment plan helps you pursue long-term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Investing for College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1990, they invested $5,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment, along with either additional monthly $250 investments totaling $35,000, has grown to $64,517. This represents a 10.41% average annual total return.1 For the Rices, a dedicated program of monthly investments really paid off.

[Graphic Representation Omitted - See Appendix]

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Stock and Bond Fund, Inc. --Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK AND BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock and Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1990 to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500),2 the Lehman Brothers Government/Corporate Total Index (LBGCT)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	(0.03%)
5 Years	10.52%
10 Years	11.25%
Start of Performance (12/31/1968)	8.68%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCT and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the LBGCT are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Stock and Bond Fund, Inc. --Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK AND BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock and Bond Fund, Inc. (Class B Shares) (the "Fund") from August 30, 1996 (start of performance) to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500),2 the Lehman Brothers Government/Corporate Total Index (LBGCT)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	(0.48%)
Start of Performance (8/30/1996)	11.06%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption of shares held up to five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCT and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Stock and Bond Fund, Inc. --Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED STOCK AND BOND FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Stock and Bond Fund, Inc. (Class C Shares) (the "Fund") from April 19, 1993 (start of performance) to October 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500),2 the Lehman Brothers Government/Corporate Total Index (LBGCT)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	4.04%
5 Years	10.93%
Start of Performance (4/19/1993)	9.94%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBGCT and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Portfolio of Investments

October 31, 2000

Shares			Value
		COMMON STOCKS--53.5%
		Basic Materials--1.6%
27,300		Du Pont (E.I.) de Nemours & Co.	$1,238,737
41,000		International Paper Co.	1,501,625
26,900		PPG Industries, Inc.	1,200,412
1,480		Praxair, Inc.	55,130

		TOTAL	3,995,904

		Capital Goods--4.9%
3,850	[1]	Flextronics International Ltd.	146,300
3,370		General Electric Co.	184,718
30,300		Ingersoll-Rand Co.	1,143,825
25,100		Johnson Controls, Inc.	1,496,587
46,530		Koninklijke (Royal) Philips Electronics NV, ADR	1,858,301
18,900		Northrop Grumman, Corp.	1,587,600
33,600		Parker-Hannifin Corp.	1,390,200
19,800		Textron, Inc.	998,662
45,457		Tyco International, Ltd.	2,576,844
34,100		Waste Management, Inc.	682,000

		TOTAL	12,065,037

		Communication Services--2.0%
49,340		AT&T Corp.	1,144,071
2,935	[1]	Global Crossing Ltd.	69,339
14,500		Sprint Corp. (FON Group)	369,750
49,976		Verizon Communications	2,889,237
23,105	[1]	Worldcom, Inc.	548,744

		TOTAL	5,021,141

		Consumer Cyclicals--3.7%
33,200		Block (H&R), Inc.	1,184,825
77,200	[1]	Cendant Corp.	926,400
2,200		Circuit City Stores -- Circuit City Group	29,150
85,800		Cooper Tire & Rubber Co.	938,438
3,785		Dollar General Corp.	58,667
31,600	[1]	Federated Department Stores, Inc.	1,028,975
53,319		Ford Motor Co.	1,392,959
16,999		General Motors Corp.	1,056,063
17,916		General Motors Corp., Class H	580,478
Shares			Value
		COMMON STOCKS--continued
		Consumer Cyclicals--continued
1,495		Lowe's Cos., Inc.	$68,303
23,500		TRW, Inc.	987,000
2,510		Target Corp.	69,339
1		Visteon Corp.	8
19,440		Wal-Mart Stores, Inc.	882,090

		TOTAL	9,202,695

		Consumer Staples--6.3%
1,595		CVS Corp.	84,435
1,880		Cardinal Health, Inc.	178,130
72,000	[1]	Charter Communications, Inc., Class A	1,404,000
1,040	[1]	Clear Channel Communications, Inc.	62,465
880		Colgate-Palmolive Co.	51,709
1,480	[1]	Comcast Corp., Special Class A	60,310
34,400		General Mills, Inc.	1,436,200
32,900		Kimberly-Clark Corp.	2,171,400
44,900		Nabisco Group Holdings Corp.	1,296,487
51,800		News Corp. Ltd., Pfd. ADR	1,874,512
1,180		PepsiCo, Inc.	57,156
44,000		Philip Morris Cos., Inc.	1,611,500
82,400		Sara Lee Corp.	1,776,750
770		Time Warner, Inc.	58,451
51,600		UST, Inc.	1,302,900
35,700	[1]	Viacom, Inc., Class A	2,043,825

		TOTAL	15,470,230

		Energy--5.4%
43,000		Ashland, Inc.	1,408,250
17,030		Chevron Corp.	1,398,589
54,600		ENSCO International, Inc.	1,815,450
23,565		Exxon Mobil Corp.	2,101,703
1,785		Halliburton Co.	66,157
15,000		Kerr-McGee Corp.	979,688
30,900		Royal Dutch Petroleum Co., ADR	1,834,688
825		Schlumberger Ltd.	62,803
17,700		Texaco, Inc.	1,045,406
45,600		Tosco Corp.	1,305,300
48,600		USX-Marathon Group	1,321,313

		TOTAL	13,339,347

Shares			Value
		COMMON STOCKS--continued
		Financials--11.6%
26,200		Allmerica Financial Corp.	$1,652,238
55,600		Allstate Corp.	2,237,900
735		American International Group, Inc.	72,030
1,000		Arcadia Financial Ltd., Warrants	1,125
36,380		Bank of America Corp.	1,748,514
29,878		Bear Stearns Cos., Inc.	1,811,354
16,400		CIGNA Corp.	1,999,980
72,900		CIT Group, Inc., Class A	1,271,194
877		Chase Manhattan Corp.	39,904
1,756		Citigroup, Inc.	92,410
171,100		Conseco, Inc.	1,187,006
1,530		Freddie Mac	91,800
37,600		First Union Corp.	1,139,750
37,400		Lincoln National Corp.	1,809,225
23,900		Loews Corp.	2,173,406
29,300		MBIA, Inc.	2,129,744
2,610		MBNA Corp.	98,038
14,300		Marsh & McLennan Cos., Inc.	1,869,725
1,555		Mellon Financial Corp.	75,029
33,600		Morgan Stanley, Dean Witter, Discover & Co.	2,698,500
36,900		PNC Financial Services Group	2,467,688
1,687		Schwab (Charles) Corp.	59,256
46,300		Washington Mutual, Inc.	2,037,200
1,455		Wells Fargo & Co.	67,385

		TOTAL	28,830,401

		Health Care--6.0%
43,200		Abbott Laboratories	2,281,500
1,420		American Home Products Corp.	90,170
27,965		Baxter International, Inc.	2,298,373
43,580		Bristol-Myers Squibb Co.	2,655,656
160,200	[1]	HEALTHSOUTH, Corp.	1,922,400
2,760		Medtronic, Inc.	149,903
24,200		Merck & Co., Inc.	2,176,488
2,446		Pfizer, Inc.	105,637
23,413		Pharmacia Corp.	1,287,715
2,280		Schering-Plough Corp.	117,848
16,100		United Health Group, Inc.	1,760,938

		TOTAL	14,846,628

Shares			Value
		COMMON STOCKS--continued
		Technology--7.9%
930	[1]	Amdocs Ltd.	$60,276
1,480	[1]	America Online, Inc.	74,636
1,355	[1]	Analog Devices, Inc.	88,075
1,055	[1]	Applied Materials, Inc.	56,047
2,198	[1]	Avaya, Inc.	29,536
2,700	[1]	Cisco Systems, Inc.	145,463
44,000		Compaq Computer Corp.	1,338,040
17,400	[1]	Computer Sciences Corp.	1,096,200
885		EMC Corp.	78,820
16,600		Eastman Kodak Co.	744,925
21,900		Electronic Data Systems Corp.	1,027,931
47,200		First Data Corp.	2,365,900
57,600		Galileo International, Inc.	1,137,600
3,035		Intel Corp.	136,575
19,400		International Business Machines Corp.	1,910,900
440	[1]	JDS Uniphase Corp.	35,833
25,600	[1]	Lexmark Intl. Group, Class A	1,049,600
26,385		Lucent Technologies, Inc.	615,100
2,000	[1]	Microsoft Corp.	137,750
2,700		Motorola, Inc.	67,331
975		Nortel Networks Corp.	44,363
57,800	[1]	Novell, Inc.	520,200
2,110	[1]	Oracle Corp.	69,630
1,210	[1]	Palm, Inc.	64,811
31,700	[1]	Seagate Technology, Inc.	2,215,038
80,800	[1]	Storage Technology Corp.	787,800
26,575	[1]	Sun Microsystems, Inc.	2,946,503
2,035	[1]	Synopsys, Inc.	70,971
920		Texas Instruments, Inc.	45,138
49,500	[1]	Unisys Corp.	631,125

		TOTAL	19,592,117

		Transportation--0.6%
32,700		Union Pacific Corp.	1,532,813

		Utilities--3.5%
67,000		Edison International	1,599,625
865		Enron Corp.	70,984
54,200		Entergy Corp.	2,076,538
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--continued
29,200		FPL Group, Inc.	$1,927,200
38,400		Public Service Enterprises Group, Inc.	1,593,600
36,800		Reliant Energy, Inc.	1,520,300

		TOTAL	8,788,247

		TOTAL COMMON STOCKS (IDENTIFIED COST $108,157,767)	132,684,560

		PREFERRED STOCKS--0.5%
		Financial--0.5%
250		Global Crossing Holdings Ltd., PIK Pfd., $10.47	24,875
1,000		Highwoods Properties, Inc, REIT Perpetual Pfd. Stock, Series A, $86.25	678,340
15,802		TCI Communications, 10.00%, Pfd., $2.50	399,988

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,440,102)	1,103,203

		ASSET-BACKED SECURITIES--0.6%
$1,250,000	[2]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 02/15/2029	1,180,664
89,716	[2]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	86,772
267,700	[2]	SMFC Trust Asset-Backed Certificates, Series 1997-A, Class B1-4, 7.269%, 01/28/2025	213,156

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,581,034)	1,480,592

		CORPORATE BONDS--13.5%
		Aerospace & Defense--0.0%
50,000		Lockheed Martin Corp., Note, 8.2%, 12/01/2009	52,558

		Air Transportation--0.0%
59,225		Northwest Airlines Corp., Pass Thru Cert., 7.575%, Series 992A, 9/01/2020	57,607

		Automobile--0.3%
850,000		International Speedway Co, 7.875%, 10/15/2004	835,286

		Banking--0.6%
500,000	[2]	Den Danske Bank Group, Note, 7.40% 6/15/2010	493,885
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/01/2009	55,837
1,000,000	[2]	Regional Diversified Funding, 9.25%, 3/15/2030	976,549

		TOTAL	1,526,271

		Basic Industry--0.6%
1,000,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	988,110
500,000	[2]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	463,460
150,000		Pope & Talbot, Inc., Deb., 8.375%, 6/1/2013	139,927

		TOTAL	1,591,497

		Communications Services--0.2%
500,000		LCI International, Inc., Sr. Note, 7.25%, 6/15/2007	490,670

		Consumer Durables--0.4%
1,000,000		Arvin Capital, 9.50%, 2/1/2027	921,280

Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Non-Durables--0.4%
$125,000		Meyer (Fred), Inc., Company Guarantee, 7.45%, 3/01/2008	$123,052
1,015,000		Viacom, Inc., Sr. Deb., 8.25%, 8/01/2022	993,888

		TOTAL	1,116,940

		Consumer Staples--0.3%
800,000		Safeway, Inc., Note, 7.25%, 9/15/2004	798,384

		Education--0.4%
1,000,000		Boston University, 7.625%, 7/15/2097	910,060

		Energy--0.3%
750,000		Sun Co., Inc, 9.00%, 11/1/2024	798,112

		Finance--2.3%
500,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	480,155
1,000,000		Conseco, Inc., Sr. Sub. Note, 10.25%, 6/01/2002	695,000
1,250,000		Delphi Financial Group, 9.31%, 3/25/2027	921,612
250,000		Delphi Financial Group, Note, 8.00%, 10/1/2003	248,170
750,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	710,625
500,000		General Electric Capital Corp., MTN, 6.65%, 9/03/2002	499,615
700,000		National Bank of Canada, Sub. Note, 8.125%, 8/15/2004	727,237
1,000,000	[2]	Pemex Finance Ltd., 9.03%, 2/15/2011	1,009,150
375,000		Provident Cos., Inc., Bond, 7.405%, 3/15/2038	278,516

		TOTAL	5,570,080

		Finance -- Insurance--0.6%
750,000	[2]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	714,765
750,000	[2]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	727,665

		TOTAL	1,442,430

		Finance - Retail--0.0%
45,000		Household Fin Corp., Sr. Note, 5.875%, 2/01/2009	39,876

		Financial Services-0.1%
80,000		AT&T Capital Corp., Sr. Note, Series F, 7.50%, 11/15/2000	80,054
45,000		Associates Corp. of North America, Sr. Note, 5.50%, 2/15/2004	42,918
30,000		Heller Financial, Inc., Note, 7.375%, 11/01/2009	28,683
55,000		Newcourt Credit Group, Inc., Company Guarantee, Series B, 6.875%, 2/16/2005	52,909

		TOTAL	204,564

		Forest Products--0.5%
1,000,000		Donohue Forest Products, 7.625%, 5/15/2007	1,001,120
250,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	263,505

		TOTAL	1,264,625

Principal Amount			Value
		CORPORATE BONDS--continued
		Health Care--0.4%
$550,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	$544,500
500,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/01/2008	485,000

		TOTAL	1,029,500

		Industrial Products & Equipment--0.0%
50,000		Tyco International Group, Company Guarantee, 6.875%, 1/15/2029	44,105

		Insurance--0.1%
150,000	[2]	Providian Capital I, Bank Guarantee, 9.525%, 2/01/2027	121,605

		Oil & Gas--0.9%
70,000		Enron Corp., 7.375%, Bond, 5/15/2019	67,434
1,250,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	1,218,837
50,000		Noble Drilling Corp., Sr. Note, 7.5%, 3/15/2019	48,618
35,000		Petro-Canada, Inc., Deb., 7%, 11/15/2028	31,409
30,000	[2]	Williams Gas Pipelines Cent., Sr. Note, 7.375%, 11/15/2006	29,944
750,000	[2]	Yosemite Sec. Trust, Bond, 8.25%, 11/15/2004	765,727

		TOTAL	2,161,969

		Printing & Publishing--0.4%
1,000,000		News America Holdings, 10.125%, 10/15/2012	1,082,870

		Producing Manufacturing--0.4%
1,000,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	979,800

		Real Estate--0.3%
45,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	41,960
600,000		Sun Communities, Inc., MTN, 6.77%, 5/16/2005	575,520

		TOTAL	617,480

		Retail Trade--1.1%
500,000		Dayton-Hudson Corp., Deb., 10.00%, 12/01/2000	501,295
1,123,236		K Mart Corp., Pass Thru Cert., 8.54%, 1/2/2015	910,709
250,000		Sears, Roebuck & Co., MTN, 10.00%, 2/03/2012	279,722
1,250,000		Shopko Stores Inc., Sr. Note, 9.25%, 3/15/2022	943,750

		TOTAL	2,635,476

		Services--1.2%
1,000,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	1,078,260
1,000,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/01/2007	919,370
1,000,000		WMX Technologies, Inc., Deb., 8.75%, 5/1/2018	969,150

		TOTAL	2,966,780

		Sovereign Government--0.1%
250,000		Quebec, Province of, Deb., 9.125%, 8/22/2001	253,253

Principal Amount			Value
		CORPORATE BONDS--continued
		State Provincial--0.0%
$35,000		Manitoba, Province of, Deb., Series CZ, 6.75%, 3/01/2003	$35,240

		Supernational--0.1%
300,000		Corp Andina De Fomento, Sr. Note, 7.75%, 3/01/2004	301,881

		Technology--0.5%
1,200,000		Unisys Corp, Sr. Note, 11.75%, 10/15/2004	1,257,000

		Telecommunications--0.4%
50,000		Insight Midwest LP, Sr. Note, 9.75%, 10/01/2009	49,000
750,000		MetroNet Escrow Corp., Sr. Note, 10.625%, 11/01/2008	830,625

		TOTAL	879,625

		Transportation--0.1%
255,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	239,251

		Utilities--0.5%
100,000		CMS Energy Corp., Sr. Note, 8.375%, 7/01/2003	96,739
75,000		Calpine Corp., Sr. Note, 7.75%, 4/15/2009	70,500
750,000	[2]	Edison Mission Holding Co., Sr. Secd. Note, 8.734%, 10/01/2026	760,390
400,000	[2]	Fertinitro Finance, Company Guarantee, 8.29%, 4/01/2020	272,707
100,000	[2]	Israel Electric Corp. Ltd., Sr. Secd. Note, 7.75%, 3/01/2009	93,935
25,000		NRG Energy, Inc., Bond, 8%, 11/01/2003	25,232

		TOTAL	1,319,503

		TOTAL CORPORATE BONDS (IDENTIFIED COST $36,107,814)	33,545,578

		GOVERNMENT AGENCIES--10.2%
		Federal Home Loan Mortgage--0.6%
1,500,000		Federal Home Loan Mortgage Corp., 5.750%, 4/15/2008	1,419,885

		Treasury Securities--9.6%
400,000		United States Treasury Bond, 6.125%, 11/15/2027	409,172
600,000		United States Treasury Bond, 6.250%, 5/15/2030	639,186
1,000,000		United States Treasury Bond, 6.375%, 8/15/2027	1,055,060
750,000		United States Treasury Bond, 8.125%, 5/15/2021	935,047
790,000		United States Treasury Bond, 8.750%, 5/15/2017	1,015,079
1,000,000		United States Treasury Bond, 11.625%, 11/15/2004	1,202,970
1,026,230		United States Treasury Note, 4.250%, 1/15/2010	1,057,325
4,700,000		United States Treasury Note, 5.250%, 5/15/2004	4,610,559
3,800,000		United States Treasury Note, 5.625%, 5/15/2008	3,749,574
6,250,000		United States Treasury Note, 5.875%, 11/15/2004	6,258,437
500,000		United States Treasury Note, 6.125%, 12/31/2001	499,310
2,300,000		United States Treasury Note, 7.875%, 11/15/2004	2,464,542

		TOTAL	23,896,261

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $25,606,396)	25,316,146

Principal Amount or Shares			Value
		MORTGAGE BACKED SECURITIES--0.3%
$285,222		Federal Home Loan Mortgage Corp., 6.500%, 7/1/2014 - 5/1/2029	$275,385
82,475		Federal National Mortgage Association, 6.000%, 10/1/2028	77,372
171,481		Federal National Mortgage Association, 7.000%, 10/1/2014 - 8/1/2029	168,487
93,466		Federal National Mortgage Association, 7.500%, 4/1/2028 - 9/1/2029	93,436
58,815		Federal National Mortgage Association, 9.500%, 2/1/2025	61,131
25,015		Government National Mortgage Association, 6.500%, 9/15/2028	24,155
60,660		Government National Mortgage Association, 7.000%, 4/15/2023	60,011
38,565		Government National Mortgage Association, 7.500%, 5/15/2028	38,721
44,952		Government National Mortgage Association, 8.000%, 12/15/2023	45,977

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $857,551)	844,675

		MUNICIPALS--1.1%
500,000		Atlanta & Fulton County, GA, Recreation Authority, Taxable Revenue Bonds, Series 1997, 7.000% (Downtown Arena Project)/(FSA INS), 12/01/2028	456,730
1,000,000		Harvard University, MA, Revenue Bonds, 8.125%, 04/15/2007	1,056,520
1,000,000		Kansas City, MO, Redevelopment Authority, Taxable, 7.65% Bonds (FSA LOC), 11/01/2018	998,940
250,000		McKeesport, PA, Taxable GO, Series B 1997, 7.30% Bonds (MBIA INS), 03/01/2020	239,510

		TOTAL MUNICIPALS (IDENTIFIED COST $2,794,498)	2,751,700

		MUTUAL FUNDS--19.1%
115,398		Federated High Yield Bond Portfolio	870,107
3,994,350		Federated Mortgage Core Portfolio	38,745,193
7,745,501		Prime Value Obligations Fund, Class IS	7,745,501

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $47,812,862)	47,360,801

		TOTAL INVESTMENTS (IDENTIFIED COST $224,358,024)[3]	$245,087,255

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At October 31, 2000, these securities amounted to $7,910,374 which represents 3.2% of net assets.

3 The cost of investments for federal tax purposes amounts to $225,671,817. The net unrealized appreciation of investments on a federal tax basis amounts to $19,415,438 which is comprised of $39,700,416 appreciation and $20,284,978 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($248,042,716) at October 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
FSA	--Fianancial Security Assurance
GO	--General Obligations
INS	--Insured
LOC	--Letter of Credit
MBIA	--Municipal Bond Investors Assurance
MTN	--Medium Term Note
PIK	--Payment In Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $224,358,024 and tax cost $225,671,817)		$245,087,255
Income receivable		1,690,458
Receivable for investments sold		1,173,778
Receivable for shares sold		397,793

TOTAL ASSETS		248,349,284

Liabilities:
Payable for shares redeemed	$120,849
Payable to Bank	100,462
Accrued expenses	85,257

TOTAL LIABILITIES		306,568

Net assets for 13,214,641 shares outstanding		$248,042,716

Net Assets Consist of:
Paid in capital		$221,708,017
Net unrealized appreciation of investments		20,729,965
Accumulated net realized gain on investments		4,934,797
Undistributed net investment income		669,937

TOTAL NET ASSETS		$248,042,716

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($177,235,562 ÷ 9,435,240 shares outstanding)		$18.78

Offering Price Per Share (100/94.50 of $18.78)[1]		$19.87

Redemption Proceeds Per Share		$18.78

Class B Shares:
Net Asset Value Per Share ($48,897,801 ÷ 2,608,080 shares outstanding)		$18.75

Offering Price Per Share		$18.75

Redemption Proceeds Per Share (94.50/100 of $18.75)[1]		$17.72

Class C Shares:
Net Asset Value Per Share ($21,909,353 ÷ 1,171,321 shares outstanding)		$18.70

Offering Price Per Share		$18.70

Redemption Proceeds Per Share (99.00/100 of $18.70)[1]		$18.51

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $17,323)			$5,853,455
Interest			5,230,524

TOTAL INCOME			11,083,979

Expenses:
Investment adviser fee		$1,924,731
Administrative personnel and services fee		195,182
Custodian fees		16,196
Transfer and dividend disbursing agent fees and expenses		285,462
Directors'/Trustees' fees		14,962
Auditing fees		13,163
Legal fees		8,701
Portfolio accounting fees		101,562
Distribution services fee--Class B Shares		372,753
Distribution services fee--Class C Shares		162,755
Shareholder services fee--Class A Shares		469,422
Shareholder services fee--Class B Shares		124,251
Shareholder services fee--Class C Shares		54,252
Share registration costs		46,856
Printing and postage		49,973
Taxes		23,539
Miscellaneous		18,723

TOTAL EXPENSES		3,882,483

Expense Reduction and Reimbursement:
Fees paid indirectly from directed broker arrangements	$(1,605)
Reimbursement of investment adviser fee	(94)

TOTAL EXPENSE REDUCTION AND REIMBURSEMENT		(1,699)

Net expenses			3,880,784

Net investment income			7,203,195

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			7,515,056
Net realized gain on capital gain distributions from investments in other companies			7,368
Net change in unrealized appreciation of investments			(1,907,739)
Net realized and unrealized gain (loss) on investments			5,614,685

Change in net assets resulting from operations			$12,817,880

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,203,195	$7,255,958
Net realized gain (loss) on investments ($6,248,591 and $6,415,282, respectively, as computed for federal tax purposes)	7,515,056	3,980,205
Net realized gain on capital gain distributions from investments in other companies	7,368	20,221
Net change in unrealized appreciation of investments	(1,907,739)	(903,649)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,817,880	10,352,735

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(5,605,300)	(5,762,612)
Class B Shares	(1,119,524)	(781,333)
Class C Shares	(491,542)	(316,455)
Distributions from net realized gains on investments
Class A Shares	(4,709,730)	(9,293,762)
Class B Shares	(1,198,469)	(1,272,602)
Class C Shares	(505,770)	(512,145)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,630,335)	(17,938,909)

Share Transactions:
Proceeds from sale of shares	73,328,095	140,639,815
Proceeds from shares issued in connection with the tax-free transfer of assets from the IAI Balanced Fund	7,323,586	--
Net asset value of shares issued to shareholders in payment of distributions declared	11,912,758	15,292,348
Cost of shares redeemed	(127,233,104)	(97,770,656)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(34,668,665)	58,161,507

Change in net assets	(35,481,120)	50,575,333

Net Assets:
Beginning of period	283,523,836	232,948,503

End of period (including undistributed net investment income of $669,937 and $683,108, respectively)	$248,042,716	$283,523,836

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$18.71	$19.14	$20.46	$18.96	$18.38
Income From Investment Operations:
Net investment income	0.55	0.55	0.65	0.63	0.61
Net realized and unrealized gain on investments	0.48	0.45	1.37	3.34	1.81

TOTAL FROM INVESTMENT OPERATIONS	1.03	1.00	2.02	3.97	2.42

Less Distributions:
Distributions from net investment income	(0.54)	(0.53)	(0.69)	(0.56)	(0.63)
Distributions from net realized gain on investments	(0.42)	(0.90)	(2.65)	(1.91)	(1.21)

TOTAL DISTRIBUTIONS	(0.96)	(1.43)	(3.34)	(2.47)	(1.84)

Net Asset Value, End of Period	$18.78	$18.71	$19.14	$20.46	$18.96

Total Return[1]	5.79%	5.35%	11.09%	23.02%	14.57%

Ratios to Average Net Assets:

Expenses	1.29%	1.25%	1.25%	1.21%	1.10%

Net investment income	2.98%	2.85%	3.30%	3.06%	3.44%

Expenses waiver/reimbursement[2]	0.00%[3]	--	0.07%	0.16%	0.27%

Supplemental Data:

Net assets, end of period (000 omitted)	$177,236	$209,985	$196,149	$162,780	$130,694

Portfolio turnover	26%	46%	53%	87%	74%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expenses and the net investment income ratios shown above.

3 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$18.68	$19.10	$20.45	$18.96	$17.89
Income From Investment Operations:
Net investment income	0.41	0.42	0.50	0.51	0.02
Net realized and unrealized gain on investments	0.49	0.45	1.37	3.34	1.05

TOTAL FROM INVESTMENT OPERATIONS	0.90	0.87	1.87	3.85	1.07

Less Distributions:
Distributions from net investment income	(0.41)	(0.39)	(0.57)	(0.45)	--
Distributions from net realized gain on investments	(0.42)	(0.90)	(2.65)	(1.91)	--

TOTAL DISTRIBUTIONS	(0.83)	(1.29)	(3.22)	(2.36)	--

Net Asset Value, End of Period	$18.75	$18.68	$19.10	$20.45	$18.96

Total Return[2]	5.02%	4.63%	10.26%	22.20%	5.98%

Ratios to Average Net Assets:

Expenses	2.04%	2.00%	2.00%	1.96%	1.96%[3]

Net investment income	2.26%	2.10%	2.55%	2.31%	3.52%[3]

Expense waiver/reimbursement[4]	0.00%[5]	--	0.07%	0.16%	0.15%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$48,898	$53,154	$26,487	$4,622	$94

Portfolio turnover	26%	46%	53%	87%	74%

1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income shown above.

5 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$18.63	$19.07	$20.42	$18.96	$17.89
Income From Investment Operations:
Net investment income	0.41	0.42	0.50	0.47	0.04
Net realized and unrealized gain on investments	0.49	0.43	1.37	3.35	1.03

TOTAL FROM INVESTMENT OPERATIONS	0.90	0.85	1.87	3.82	1.07

Less Distributions:
Distributions from net investment income	(0.41)	(0.39)	(0.57)	(0.45)	--
Distributions from net realized gain on investments	(0.42)	(0.90)	(2.65)	(1.91)	--

TOTAL DISTRIBUTIONS	(0.83)	(1.29)	(3.22)	(2.36)	--

Net Asset Value, End of Period	$18.70	$18.63	$19.07	$20.42	$18.96

Total Return[2]	5.04%	4.52%	10.21%	22.08%	5.98%

Ratios to Average Net Assets:

Expenses	2.04%	2.00%	2.00%	1.96%	2.03%[3]

Net investment income	2.26%	2.10%	2.55%	2.31%	1.94%[3]

Expense waiver/reimbursement[4]	0.00%[5]	--	0.07%	0.16%	0.15%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$21,909	$20,385	$10,312	$1,114	$2

Portfolio turnover	26%	46%	53%	87%	74%

1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide safety of capital with the possibility of long-term growth of capital and income.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers Inc. (IAI) Balanced Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Balanced Fund Net Assets Received	Unrealized Appreciation[1]
394,377	$7,323,586	$453,486

Net Assets of the Fund Prior to Combination	Net Assets of IAI Balanced Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
$241,194,810	$7,323,586	$248,518,396

1 Unrealized Appreciation is included in the IAI Balanced Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in the other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At October 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,750,000,000

Transactions in capital stock were as follows:

	Year Ended 10/31/2000		Year Ended 10/31/1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,869,512	$52,016,979	4,882,384	$93,719,414
Shares issued in connection with the tax-free transfer of assets from the IAI Balanced Fund	394,377	7,323,586	--	--
Shares issued to shareholders in payment of distributions declared	490,637	8,835,453	675,624	12,630,340
Shares redeemed	(5,542,721)	(100,146,780)	(4,583,925)	(86,666,074)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,788,195)	$(31,970,762)	974,083	$19,683,680

	Year Ended 10/31/2000		Year Ended 10/31/1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	596,127	$10,799,304	1,752,255	$33,582,244
Shares issued to shareholders in payment of distributions declared	116,937	2,104,369	99,272	1,855,955
Shares redeemed	(950,930)	(17,129,320)	(392,142)	(7,502,838)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(237,866)	$(4,225,647)	1,459,385	$27,935,361

	Year Ended 10/31/2000		Year Ended 10/31/1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	580,826	$10,511,812	698,217	$13,338,157
Shares issued to shareholders in payment of distributions declared	54,169	972,936	43,196	806,053
Shares redeemed	(557,737)	(9,957,004)	(188,043)	(3,601,744)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	77,258	$1,527,744	553,370	$10,542,466

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,948,803)	$(34,668,665)	2,986,838	$58,161,507

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2000, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year, the Fund's expenses were reduced by $1,605 under these arrangements.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000, were as follows:

Purchases	$65,936,540

Sales	$116,967,448

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED STOCK AND BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock and Bond Fund, Inc. (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock and Bond Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. THOMAS MADDEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

MICHAEL P. DONNELLY

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307

G01454-01 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/68 to 10/31/00.
The "y" axis is measured in increments of $100,000 ranging from $0 to $500,000 and indicates that the ending value of hypothetical initial investment of
$32,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $452,250 on 10/31/00.

The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/68 to 10/31/00.
The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $241,164 on 10/31/00.

The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 10/31/90 to 10/31/00.
The "y" axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in the fund's Class A
Shares would have grown to $64,517 on 10/31/00.

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A
Shares of Federated Stock and Bond Fund, Inc., (the "Fund") based on a 5.50%
sales charge are represented by a solid line. The Standard & Poor's 500 Index
(the "S&P 500") is represented by a dotted line and the Lehman Brothers
Government / Corporate Total Index (LBGCT) is represented by a dashed line and the Lipper Balanced Funds Average (the "LBFA") is represented by a dot-dash-dot line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 , the LBGCT and the LGIFA. The "x" axis reflects computation periods from 10/31/90 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class A Shares, based on a 5.50% sales charge, as compared to the S&P 500
, the LBGCT and the LGIFA. The ending values were $29,050, $59,054, $21,885 and
$33,477, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns
for the one-year, five-year, and 10-year periods ended 10/31/00 and from the start of performance of the Fund's Class A Shares (12/31/68) to 10/31/00. The
total returns were (0.03%), 10.52, 11.25% and 8.68%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B
Shares of Federated Stock and Bond Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lehman Brothers Government / Corporate Total Index (LBGCT)
is represented by a dashed line and the Lipper Balanced Funds Average (the
"LBFA") is represented by a dot-dash-dot line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 , the LBGCT and the
LGIFA. The "x" axis reflects computation periods from 8/30/96 to 10/31/00. The
"y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 5.50% contingent deferred sales charge, as compared to the S&P 500 , the
LBGCT and the LGIFA. The ending values were $15,490, $23,128, $13,267 and
$16,538, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns
for the one-year period ended 10/31/00 and from the start of performance of the
Fund's Class B Shares (8/30/96) to 10/31/00. The total returns were (0.48%), and
11.06%, respectively.

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C
Shares of Federated Stock and Bond Fund, Inc., (the "Fund") based on a 5.50%
sales charge are represented by a solid line. The Standard & Poor's 500 Index
(the "S&P 500") is represented by a dotted line and the Lehman Brothers
Government / Corporate Total Index (LBGCT) is represented by a dashed line and the Lipper Balanced Funds Average (the "LBFA") is represented by a dot-dash-dot line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 , the LBGCT and the LGIFA. The "x" axis reflects computation periods from 10/31/90 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class C Shares, based on a 5.50% sales charge, as compared to the S&P 500
, the LBGCT and the LGIFA. The ending values were $20,796, $37,026, $15,928 and
$22,339, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns
for the one-year and five-year periods ended 10/31/00 and from the start of performance of the Fund's Class C Shares (4/19/93) to 10/31/00. The total returns were 4.04%, 10.93% and 9.94%, respectively.